MUTUAL FUND SERIES TRUST

AlphaCentric Global Innovations Fund

Class A: GNXAX Class C: GNXCX Class I: GNXIX

November 30, 2018

The information in this Supplement amends certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated August 1, 2018.

______________________________________________________________________________

Effective December 1, 2018, Contego Capital Group, Inc., serves as the sub-advisor to the Fund. Brian Gahsman continues to serve as the portfolio manager of the Fund.

The following information replaces the information contained under the section of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary – Sub-Advisor”:

Sub-Advisor: Contego Capital Group, Inc, serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

The following information replaces the information contained under the section of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary – Portfolio Manager”:

Portfolio Manager: Brian Gahsman, Chief Investment Officer of the Sub-Advisor, is the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund's portfolio. He has served the Fund in this capacity since the Fund commenced operations in 2017.

The following information replaces information contained under the section of the Fund’s Prospectus entitled “Management of the Fund – Sub-Advisor":

Sub-Advisor

Contego Capital Group, Inc, (“Contego”), located at 7400 Metro Blvd, Edina, Minnesota 55439, serves as investment sub-advisor to the Fund. Contego was formed in 2011 and, in addition to serving as investment sub-advisor to the Fund, provides investment advice to individuals, high net worth individuals and pension and profit sharing plans.

Subject to the oversight and approval of the Advisor, Contego is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Contego is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Contego 50% of the net management fees that the Advisor receives from the Fund.

The following information replaces the second paragraph under the section of the Fund’s Prospectus entitled “Management of the Fund – Portfolio Manager":

Brian Gahsman

Brian Gahsman, Chief Investment Officer of Contego, has been the portfolio manager of Global Innovations Fund since the Fund’s inception. Mr. Gahsman was portfolio manager of Pacific View’s Global Innovations Team from 2017 through November 30, 2018. Mr. Gahsman was a founder and the Chief Investment Officer of Gahsman Branton, LLC from its inception in 2016 to its merger with Pacific View in 2017. Prior thereto, Mr. Gahsman was employed by The Leuthold Group as an Operations Research Analyst/Institutional Trader (2008 to 2013), and as a Portfolio Manager (2013-2015). Mr. Gahsman graduated with a Bachelor of Business Administration in Finance from the Haworth College of Business at Western Michigan University.

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-223-8637 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

AlphaCentric Global Innovations Fund

Class A: GNXAX Class C: GNXCX Class I: GNXIX

November 30, 2018

The information in this Supplement amends certain information contained in the Statement of Additional Information (“SAI”) for the AlphaCentric Global Innovations Fund (the “Fund”), dated August 1, 2018.

______________________________________________________________________________

Effective December 1, 2018, Contego Capital Group, Inc., serves as the sub-advisor to the Fund. Brian Gahsman continues to serve as the portfolio manager of the Fund.

•	The following sentence replaces the fifth paragraph to the section of the SAI entitled “Mutual Fund Series Trust”:

“Contego Capital Inc., (“Contego”) acts as the investment sub-advisor to Global Innovations Fund.”

•	The section of the Fund’s SAI entitled “Advisor and Sub-Advisor – Global Innovations Fund is hereby replaced with the following”:

Sub-Investment Advisor – Global Innovations Fund

Contego Capital Group, Inc, (“Contego” or “Sub-Advisor”), an investment advisory firm founded in 2011, has been retained to act as the Sub-Advisor to Global Innovations Fund under an Investment Sub-Advisory Agreement (“Contego Sub-Advisory Agreement”) with the Advisor. Contego also provides investment advisory services to individuals, high net worth individuals and pension and profit sharing plans. The Advisor and the Trustees have chosen to engage Contego as the Sub-Advisor to the Fund in part because of the expertise of Contego’s management and prior performance with the Fund’s investment strategy.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Contego 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Contego Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Contego Sub-Advisory Agreement for the Global Innovations Fund will be available in the Fund’s Annual Report to Shareholders for the period ended March 31, 2018.

•	The following paragraph replaces the first paragraph under the section of the Fund’s SAI entitled “Advisor and Sub-Advisor – Portfolio Manager of the Fund”:

Portfolio Manager – Global Innovations Fund

Subject to the oversight and approval of the Advisor, Brian Gahsman, as portfolio manager, is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Gahsman compensation is based on a percentage of the net profits realized by the Sub-Advisor from the Fund.

•	As of October 31, 2018, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Brian Gahsman is contained below.

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Brian Gahsman	1	$23million	0	$0	0	$0

With respect to Brian Gahsman’s accounts, the following are subject to performance-based fees:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Brian Gahsman	0	$0 million	0	$0	0	$0

•	The dollar range of equity securities held, as of October 31, 2018, by Mr. Gahsman of the Fund is contained below.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Global Innovations Fund
Brian Gahsman	None

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-223-8637 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.